                                                                      Exhibit 99

     Set forth below is information concerning Rent-Way's EBITDA and Adjusted EDITDA (as defined and calculated below) for the periods presented. The information for the three fiscal years in the period ended September 30, 2002 is derived from the company's audited consolidated financial statements filed with the SEC and for the two fiscal years in the period ended September 30, 1999 is unaudited and derived from the company's audited consolidated financial statements filed with the SEC recasted to reflect the sale of 295 stores to Rent-a-Center, Inc., which sale closed on February 8, 2003. Management believes presentation of EBITDA and Adjusted EBITDA provides useful information regarding the company's ability to service its debt and its ability to generate cash for other purposes, including for capital expenditures and working capital. Management also believes these measures provide investors and creditors additional information in assessing the company's business and financial performance in comparison to industry and other market standards.


                                                                                                 SIX MONTHS ENDED    TWELVE MONTHS
                                              YEAR ENDED SEPTEMBER 30,                               MARCH 31,      ENDED MARCH 31,
                                          ---------------------------------------------------   -----------------   ---------------
                                            1998       1999        2000      2001       2002        2002      2003        2003
                                          ---------   ---------   -------  ---------  ---------  ----------  --------  ------------
                                         (UNAUDITED) (UNAUDITED) (AUDITED) (AUDITED)  (AUDITED) (UNAUDITED) (UNAUDITED) (UNAUDITED)
                                                              (IN THOUSANDS, EXCEPT STORE DATA AND RATIOS)
  EBITDA (1)............................   $15,780    $32,292     $14,478    $22,481    $50,282   $24,744    $23,778     $49,316
  Adjusted EBITDA (2)...................    35,465     56,385      24,071     35,838     56,928    28,551     32,194      60,572



---------------

(1) EBITDA for any period is defined as the sum of our operating income plus depreciation of property and equipment and amortization of goodwill and other intangibles for that period. EBITDA as used herein reflects depreciation for rental merchandise. EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be considered a substitute for other financial measures of performance. This definition may differ from the definition of EBITDA used by other companies and may not be comparable to similarly titled measures of other companies.


     Set forth below is the calculation of EBITDA and the reconciliation of EBITDA to Operating income:

                                                                                                 SIX MONTHS ENDED    TWELVE MONTHS
                                              YEAR ENDED SEPTEMBER 30,                               MARCH 31,      ENDED MARCH 31,
                                          ---------------------------------------------------   -----------------   ---------------
                                            1998       1999        2000      2001       2002        2002      2003        2003
                                          ---------   ---------   -------  ---------  ---------  ----------  --------  ------------
                                                                               (IN THOUSANDS)
Operating income (loss).................  $(3,681)    $5,924      $(21,982)   $(21,885) $23,369   $10,697   $12,017     $24,689
Depreciation of property and equipment..   10,007     18,325        24,437      28,972   24,636    12,817    10,809      22,628
Amortization of goodwill and other
  intangibles...........................    9,454      8,043        12,023      15,394    2,277     1,230       952       1,999
                                          -------     ------      --------    --------  -------   -------   -------     -------
EBITDA..................................  $15,780    $32,292       $14,478     $22,481  $50,282   $24,744   $23,778     $49,316
                                          =======     ======      ========    ========  =======   =======   =======     =======





(2) Adjusted EBITDA is calculated as follows:



                                                                                                 SIX MONTHS ENDED    TWELVE MONTHS
                                              YEAR ENDED SEPTEMBER 30,                               MARCH 31,      ENDED MARCH 31,
                                          ---------------------------------------------------   -----------------   ---------------
                                            1998       1999        2000      2001       2002        2002      2003        2003
                                          ---------   ---------   -------  ---------  ---------  ----------  --------  ------------
                                                                              (IN THOUSANDS)
EBITDA...............................     $15,780     $32,292     $14,478    $22,481   $50,282    $24,744    $23,778    $49,316

Exclusion of legal and professional
 fees associated with accounting
 investigation and shareholders'
 litigation..........................         --           --          --      7,872      (574)        725       579       (720)

Exclusion of restructuring costs.....         --           --          --         --        --          --     2,215      2,215

Exclusion of fees associated with
  refinancing........................         --           --          --         --        --          --     1,952      1,952

Exclusion of name change expense and
  business indemnification costs.....      12,980      17,812          --         --        --          --        --        --

Annualized cost savings from the
  rationalization of corporate
  overhead due to sale of stores.....       3,470       3,609       3,753      3,903     4,557       2,281     2,303      4,580

Annualized advertising cost savings
 due to sale of stores...............       3,235       2,672       2,028      3,539     3,393       1,735     1,246      2,904

EBITDA loss (gain) from dPi..........          --          --       3,812     (1,957)     (730)       (934)      121        325
                                          -------     -------     -------    -------   -------     -------   -------    -------

Adjusted EBITDA......................     $35,465     $56,385     $24,071    $35,838   $56,928     $28,551   $32,194    $60,572
                                          =======     =======     =======    =======   =======     =======   =======    =======
